JAVELIN
MORTGAGE INVESTMENT CORP.

# JAVELIN Mortgage Investment Corp.

## Company Update

October 11, 2013

# PLEASE READ: Important Regulatory and Yield Risk Disclosures

Certain statements made in this presentation regarding JAVELIN Mortgage Investment Corporation ("JAVELIN" or the "Company"), and any other statements regarding JAVELIN's future expectations, beliefs, goals or prospects constitute forward-looking statements made within the meaning of Section 21E of the Securities Exchange Act of 1934. Any statements that are not statements of historical fact (including statements containing the words "believes," "plans," "anticipates," "expects," "estimates" and similar expressions) should also be considered forward-looking statements. Forward-looking statements include but are not limited to statements regarding the projections for JAVELIN's business and plans for future growth and operational improvements. A number of important factors could cause actual results or events to differ materially from those indicated by such forward-looking statements. JAVELIN assumes no obligation to update the information in this communication, except as otherwise required by law. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. This material is for information purposes only and does not constitute an offer to sell, a solicitation of an offer to buy, or a recommendation for any securities, financial instruments, or common or privately issued stock. The statements, information and estimates contained herein are based on information that the presenter believes to be reliable as of today's date, but cannot be represented that such statements, information or estimates are complete or accurate. Actual realized yields, durations and net durations described herein will depend on a number of factors that cannot be predicted with certainly. Estimated yields do not reflect any of the costs of operation of JAVELIN.

**THE INFORMATION PRESENTED HEREIN IS UNAUDITED AND UNREVIEWED.**

# JAVELIN Capitalization, Dividend Policy, Transparency and Manager

**Market Capitalization**

- 13,500,050 shares of common stock outstanding (NYSE: "JMI").
- Market capitalization of $157.3 million.

**Common Stock Dividend Policy and Taxable REIT Income**

- JAVELIN pays common stock dividends monthly.
- Dividends are announced based on estimates of future taxable REIT income.
- The Q4 2013 dividend rate is $0.15 per month.

| Q4 2013 | Oct | Nov | Dec |
|---|---|---|---|
| Record Date | 15th | 15th | 16th |
| Payment Date | 28th | 27th | 27th |

**Transparency and Governance**

- Portfolio and liability details are updated monthly at **www.javelinreit.com.**
- Agency premium amortization is expensed monthly as it occurs.
- Hedge positions are marked-to-market daily (GAAP/Tax differences).
- Non-Executive Board Chairman.

**JAVELIN REIT Manager**

- JAVELIN is externally managed by ARMOUR Residential Management LLC.

Information as of 10/4/2013.

JAVELIN MORTGAGE INVESTMENT CORP.

# JAVELIN Portfolio Status Update

JAVELIN has made several portfolio changes in order to maintain leverage and liquidity at appropriate levels.

**Changes made since the end of Q2 2013:**

- MBS Portfolio Changes
  - Sold a net of $513.9 million in Agency MBS securities.
  - Bought $47.2 million in non-Agency MBS securities.
- Increased notional amount of hedges by $620.0 million.
- Debt-to-equity ratio, as a measure against shareholder's equity at the end of Q2 2013, decreased from 9.3 to 6.8.

Information as of 10/4/2013.

# JAVELIN Balance Sheet Targets

**Assets**

JAVELIN invests in Agency and Non-Agency mortgage securities.

**Duration**

Balance sheet target of 1.5 or less.

- 5.99 gross asset duration of Agency and non-Agency securities.
- -4.79 hedge duration.
- 0.57 net balance sheet duration after the effect of derivatives.

**Hedging**

Hedge a minimum of 40% of fixed rate assets and funding rate risk.

- $1,551.3 million in notional amounts of derivatives.
    - 101.0% of Agency and non-Agency assets.
    - 112.4% of repurchase agreements.
- See swap and swaption details on pages 9 and 10.

**Liquidity**

Hold 40% of unlevered equity in cash between prepayment periods.

- $82.0 million in total liquidity.
    - $34.2 million in true cash.
    - $37.3 million in unlevered securities.
    - $10.5 million in short term Agency P&I.

**Leverage**

Long term debt to equity target of 7.5x.

- $1.4 billion in net REPO borrowings.
- 6.8x Q2 2013 shareholder's equity.

Information as of 10/4/2013.

JAVELIN MORTGAGE INVESTMENT CORP.

# JAVELIN Portfolio Strategy and Investment Methodology

- JAVELIN will utilize ARRM's proprietary analytical approach as well as Intex, Bloomberg, and other third-party systems to analyze mortgage investment opportunities both for Agency and non-Agency mortgage securities.
- Strong bias toward a "buy and hold" strategy, with occasional sales made as market conditions change.
- The investment team considers an array of factors, both bottom up and top down:

**Non-Agency Structure Analysis**

- Seniority, subordination model.
- Model completeness and accuracy.
- Litigation and policy risks.

**Agency & Non-Agency Class Analysis**

- Prepayment history.
- Prepayment expectations.
- Premium/discount.
- Liquidity.

**Agency & Non-Agency Loan Analysis**

- Original and current loan balance.
- Year of origination.
- Originating company, third-party originators.
- Loan seasoning.
- Principal amortization schedule.
- Original loan-to-value ratio.
- Geography.

**Agency Pool Analysis**

- NO TBA pools – Only specified pools.
- Only "pass-through" securities. No CMO's.
- Prepayment history and expectations.
- Premium over par.
- "Hedgability."
- Liquidity.
- Diversify broadly to limit idiosyncratic pool risk.

JAVELIN
MORTGAGE INVESTMENT CORP.

# JAVELIN Agency and Non-Agency Portfolios

| Agency Fixed Rate Securities | Current Value (millions) | Percentage of Fixed Rate Securities | Weighted Average Net/Gross Coupon |
|---|---|---|---|
| Fixed Rates Maturing Between 121 and 180 Months | $ 29.3 | 2.3% | 3.00/3.47 |
| Fixed Rates Maturing Between 181 and 240 Months | $ 29.5 | 2.3% | 3.08/3.52 |
| Fixed Rates Maturing Between 241 and 300 Months | $ 55.8 | 4.4% | 3.37/3.84 |
| Fixed Rates Maturing Between 301 and 360 Months | $ 1,153.2 | 91.0% | 3.42/3.90 |
| **Total or Weighted Average** | **$ 1,267.8** | **100.0%** | **3.40/3.88** |

| Non-Agency Securities | Current Value (millions) | Percentage of Non-Agency Securities | Average Purchase Price | Average Coupon (%) | Average Loan Age (months) | Average Loan Size ($k) |
|---|---|---|---|---|---|---|
| Legacy Prime Fixed | $ 37.2 | 13.9% | 91.2% | 6.0% | 80 | 442 |
| Legacy Prime Hybrid | $ 18.0 | 6.7% | 75.5% | 3.4% | 81 | 606 |
| Legacy Alt-A Fixed | $ 93.8 | 35.1% | 77.5% | 5.9% | 84 | 378 |
| Legacy Alt-A Hybrid | $ 9.1 | 3.4% | 78.3% | 2.5% | 93 | 530 |
| New Issue Prime Fixed | $ 109.3 | 40.9% | 95.5% | 3.1% | 6 | 776 |
| **Total or Weighted Average** | **$ 267.4** | **100.0%** | **86.6%** | **4.5%** | **52** | **570** |

Information and pricing as of 10/4/2013. Some totals may not foot due to rounding.

JAVELIN MORTGAGE INVESTMENT CORP.

# JAVELIN Agency & Non-Agency Portfolio Duration

| Agency Asset Class | Current Value (millions) | Weighted Average Purchase Price | Weighted Average Current Market Price | Weighted Average Net/Gross Coupon | Estimated Effective Duration Using Current Values |
|---|---|---|---|---|---|
| Fixed Rates Maturing Between 121 and 180 Months | $ 29.3 | 106.0% | 103.5% | 3.00/3.47 | 4.01 |
| Fixed Rates Maturing Between 181 and 240 Months | $ 29.5 | 106.2% | 100.3% | 3.08/3.52 | 5.49 |
| Fixed Rates Maturing Between 241 and 300 Months | $ 55.8 | 106.6% | 100.7% | 3.37/3.84 | 6.21 |
| Fixed Rates Maturing Between 301 and 360 Months | $ 1,153.2 | 105.5% | 100.9% | 3.42/3.90 | 6.76 |
| **Total or Weighted Average** | **$ 1,267.8** | **105.6%** | **101.0%** | **3.40/3.88** | **6.64** |

| Non-Agency Securities | Current Value (millions) | Weighted Average Purchase Price | Weighted Average Current Market Price | Weighted Average Net/Gross Coupon | Estimated Effective Duration Using Current Values |
|---|---|---|---|---|---|
| Legacy Prime Fixed | $ 37.2 | 91.2% | 88.6% | 5.99/5.80 | 0.61 |
| Legacy Prime Hybrid | $ 18.0 | 75.5% | 80.9% | 3.43/3.85 | 0.00 |
| Legacy Alt-A Fixed | $ 93.8 | 77.5% | 79.7% | 5.91/5.65 | 0.05 |
| Legacy Alt-A Hybrid | $ 9.1 | 78.3% | 80.4% | 2.54/2.85 | 0.00 |
| Prime Fixed | $ 109.3 | 95.5% | 92.5% | 3.08/3.80 | 6.88 |
| **Total or Weighted Average** | **$ 267.4** | **86.6%** | **86.3%** | **4.48/4.70** | **2.91** |

Information and pricing as of 10/4/2013. Some totals may not foot due to rounding.

JAVELIN
MORTGAGE INVESTMENT CORP.

# JAVELIN Hedge Portfolio

| Derivative Type | Remaining Term | Weighted Average Remaining Term (Months) | Notional Amount (millions) | | Weighted Average Rate |
|---|---|---|---|---|---|
| Interest Rate Swap | 49-60 Months | 52 | $ | 100.0 | 0.73 |
| Interest Rate Swap | 61-120 Months | 113 | $ | 601.3 | 1.76 |
| Interest Rate Swap | 121-180 Months | 121 | $ | 100.0 | 2.05 |
| **Total or Weighted Average** | | **106** | **$** | **801.3** | **1.67** |

| Interest Rate Swaptions | Underlying Swap Term | Weighted Average Remaining Option Term (Months) | Notional Amount (millions) | | Weighted Average Rate |
|---|---|---|---|---|---|
| Interest Rate Swaptions | 0-60 Months | 12 | $ | 750.0 | 2.73 |
| **Total or Weighted Average** | | **12** | **$** | **750.0** | **2.73** |

Counterparties include:
Citibank, N.A., Nomura Global Financial Products Inc. and Wells Fargo Bank, N.A.

Information as of 10/4/2013. Some totals may not foot due to rounding.

JAVELIN MORTGAGE INVESTMENT CORP.

# JAVELIN Balance Sheet Hedge Metrics

| Estimated Balance Sheet Duration | Amount (millions) | Duration Effect on Balance Sheet |
|---|---|---|
| Agency Assets | $ 1,267.8 | 6.64 |
| Non-Agency New Issue Assets | $ 109.3 | 6.88 |
| Non-Agency Legacy Assets | $ 158.1 | 0.17 |
| Interest Rate Swaps | $ 801.3 | -7.52 |
| Interest Rate Swaptions | $ 750.0 | -1.87 |
| **Net Balance Sheet Duration** | | **0.57** |

| | Amount (millions) | % Hedged |
|---|---|---|
| Agency & Non-Agency Assets | $ 1,535.2 | 101.0% |
| Net Agency & Non-Agency Repo Balance | $ 1,379.6 | 112.4% |

Information and pricing as of 10/4/2013. Some totals may not foot due to rounding.

JAVELIN MORTGAGE INVESTMENT CORP.

# JAVELIN Agency Portfolio Constant Prepayment Rates ("CPR")


Monthly Portfolio Constant Prepayment Rate
Prior Months
Current Months
7.0
6.0
5.0
4.0
3.0
2.0
1.0
0.0
1.2
1.6
2.6
4.1
4.7
3.8
4.7
6.0
6.4
5.5
4.3
3.7
November-12
December-12
January-13
February-13
March-13
April-13
May-13
June-13
July-13
August-13
September-13
October-13


October 2013
Agency Asset Class CPR
12
10
8
6
4
2
0
10.5
0.2
3.9
3.6
3.7
15 Year Pass-Throughs
20 Year Pass-Throughs
25 Year Pass-Throughs
30 Year Pass-Throughs
Portfolio Average

JAVELIN expenses premium amortization monthly as it occurs.

Constant Prepayment Rate ("CPR") is the annualized equivalent of single monthly mortality ("SMM"). CPR attempts to predict the percentage of principal that will prepay over the next twelve months based on historical principal pay downs.

CPR is reported on the 4th business day of the month for the previous month's prepayment activity.

JAVELIN MORTGAGE INVESTMENT CORP.

# JAVELIN Agency & Non-Agency Repo Composition

| | REPO Counter-Party[1] | | Principal Borrowed (millions) | Percentage of REPO Positions with JAVELIN | Weighted Average Maturity in Days |
|---|---|---|---|---|---|
| 1 | J.P. Morgan Securities LLC | $ | 157.0 | 11.3% | 30 |
| 2 | BNP Paribas Securities Corp. | $ | 130.8 | 9.4% | 13 |
| 3 | Daiwa Securities America Inc. | $ | 128.0 | 9.2% | 46 |
| 4 | Credit Suisse Securities (USA) LLC | $ | 103.4 | 7.5% | 69 |
| 5 | Citigroup Global Markets Inc. | $ | 99.1 | 7.1% | 57 |
| 6 | Deutsche Bank Securities Inc. | $ | 91.1 | 6.6% | 42 |
| 7 | Morgan Stanley & Co. LLC | $ | 88.1 | 6.4% | 13 |
| 8 | Merrill Lynch, Pierce, Fenner & Smith Inc. | $ | 86.0 | 6.2% | 50 |
| 9 | ICBC Financial Services LLC | $ | 79.8 | 5.8% | 52 |
| 10 | Mizuho Securities USA Inc. | $ | 69.3 | 5.0% | 63 |
| 11 | KGS-Alpha Capital Markets, L.P. | $ | 57.9 | 4.2% | 12 |
| 12 | Nomura Securities International, Inc. | $ | 54.2 | 3.9% | 19 |
| 13 | Pierpont Securities LLC | $ | 48.2 | 3.5% | 12 |
| 14 | Barclays Capital Inc. | $ | 43.1 | 3.1% | 36 |
| 15 | South Street Securities LLC | $ | 33.8 | 2.4% | 66 |
| 16 | Royal Bank of Canada | $ | 30.7 | 2.2% | 43 |
| 17 | RBS Securities Inc. | $ | 25.2 | 1.8% | 37 |
| 18 | Mitsubishi UFJ Securities (USA), Inc. | $ | 24.8 | 1.8% | 31 |
| 19 | Guggenheim Securities, LLC | $ | 23.2 | 1.7% | 7 |
| 20 | Jefferies & Company, Inc. | $ | 11.3 | 0.8% | 11 |
| 21 | Wells Fargo Bank, N.A. | $ | 0.8 | 0.1% | 20 |
| | **Total or Weighted Average** | $ | **1,386.0** | **100.0%** | **38** |

| | |
|---|---|
| Weighted Average Repo Rate | 0.57% |
| Weighted Average Haircut | 7.70% |

| | |
|---|---|
| October Paydowns | (6.4) |
| Net REPO after Paydowns | 1,379.6 |
| Debt to Q2 2013 Shareholder's Equity Ratio | 6.8 |

(1) JAVELIN has signed MRAs with 27 counterparties.

Information as of 10/4/2013. Some totals may not foot due to rounding.

JAVELIN MORTGAGE INVESTMENT CORP.

JAVELIN
MORTGAGE INVESTMENT CORP.

3001 Ocean Drive
Suite 201
Vero Beach, FL 32963
772-617-4340